UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

             Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2014
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Equity Income Fund
Meridian Small Cap Growth Fund

MERIDIAN SHAREHOLDER LETTER
Semi-Annual Report, 12/31/2014
Dear Fellow Shareholder,
During the six months ending December 31, 2014, the S&P 500® Index and the Russell 2500® Index had total returns of 6.12% and 1.06%, respectively. Continued moderate growth in the U.S. supported equities, while the rapid decline in oil prices had a negative impact on the energy sector and drove an overall increase in spreads and volatility of the high-yield fixed income market.
While market signals are not always correct and can change on a whim, a lot can be gleaned by listening to what they are saying. Low and sometimes negative interest rates as well as ongoing declines in commodity prices within developed markets act as signals to prepare for economic weakness and a potentially deflationary environment. While these concerns have certainly characterized the past six months, the magnitude of the decline in oil prices has the potential to change the outlook during 2015.
Over the past several years, individuals and corporations have continued to reduce the debt accumulated during the run-up to the financial crisis. In essence, the increase in leverage prior to 2008 served to steal consumption from the future, which we are now seeing in anemic levels of growth within the developed world. This is happening even while interest rates hit new lows, which suggests that even very-low-cost debt will not entice people to increase leverage and spending! Low levels of demand are further compounded by the challenging demographic profile of the largest economies in the world. As people approach and enter retirement, they tend to spend less. We expect the headwinds from deleveraging and demographics to remain in place for years to come.
The relative strength of the U.S. economy has helped to drive the dollar higher. However, a stronger dollar has the potential to drag on growth in the U.S., as reported profits are reduced when companies translate overseas sales back into dollars. Further, the strong dollar makes US exporters less competitive, which will likely impact overall unit growth. The combination of lower unit sales and compressed profit margins could result in sluggish performance for many larger U.S. businesses.
The recent significant decline in oil prices acts, in effect, as a tax break for consumers globally. Evercore ISI, a leader in high quality macro research, estimates the positive impact to be as much as $200 billion in the U.S. alone. With consumption representing nearly three quarters of GDP in the U.S., the effective tax break should be a net positive to the economy. A pickup in consumption may also create a positive feedback loop by leading to faster employment growth, which then drives more income and spending. The boost to discretionary income from the decline in energy prices will also be felt in Europe and China, two of the key regions currently weighing on global growth.
Another area that does not get enough attention is the ongoing high level of innovation in technology and healthcare. Innovation can drive GDP growth through increases in productivity, the creation of high-growth businesses and mergers and acquisitions, to name a few. Our investment team spends a lot of time researching innovative businesses that have the opportunity to drive market share gains (growth) with the creation of sustainable competitive advantages and high barriers to entry. We gravitate to companies that are in control of their own economic destiny because they can perform well in a variety of market conditions.
The Arrowpoint and Meridian teams are not economic prognosticators, nor traders; our value-add is fundamental research first and foremost. The goal is to protect and grow investors’ capital over the long term by investing in competitively advantaged high-quality businesses. We seek to combine the investments within a risk-managed portfolio that can perform well in a variety of economic environments.
On the Meridian front, Minyoung Sohn was appointed to portfolio manager of the Meridian Equity Income Fund in October of 2014. Minyoung brings extensive experience to the position as a founding partner of Arrowpoint and former executive vice president and portfolio manager at Janus Capital, where he managed $10 billion in assets for the Janus Growth and Income Fund (2004 to 2007) and the Janus Fundamental Equity Fund (2005 to 2007). He will continue to build on the Fund’s long-term track record. The previous Equity Income portfolio management team will now focus exclusively on the Meridian Contrarian Fund.
On behalf of all the Meridian and Arrowpoint team members, thank you for your continued trust, confidence and investment in the Meridian Fund family.
Respectfully,
David Corkins
President

MERIDIAN FUND, INC.
Table of Contents
Shareholder Letter	1
Portfolio Performance and Composition	3
Fund Expenses	16
Performance and Expense Disclosures	19
Schedules of Investments	20
Statements of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	43
Board Consideration of Management Agreement	54

Meridian Funds	2	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
According to the Chinese lunar calendar, 2014 was the year of the horse, and the stock market certainly cooperated by galloping higher. Equities, both large and small, continued to set record highs on the heels of an improving economy and company fundamentals.
Against this backdrop, we are pleased to report that the Meridian Growth Fund Legacy Class shares returned 7.62% for the six-month period ending December 31, 2014, outperforming its benchmark, the Russell 2500® Growth Index, which returned 2.97%.
As we noted in our first letter one year ago, our primary objective is to create an “all-weather” small and mid cap growth portfolio that has the potential to outperform in a variety of market conditions. Our approach was rewarded as the 2014 market environment encountered several different weather patterns, which resulted in notably higher volatility than the prior year. The VIX index (a key measure of market volatility, and generally considered an indicator of fear in the market) wavered repeatedly between unusually calm, very tumultuous, and back to calm within a matter of weeks. This is not unexpected given the magnitude and duration of the current bull market, coupled with uncertain Fed policy and rising interest rates. We not only welcome volatility but embrace it, as we believe this creates opportunities to position the portfolio for long-term success. First, we seek to protect capital on the downside, which has historically led to outperformance in more volatile markets. In addition, we opportunistically look to put new capital to work when the market sells off, thereby establishing positions at more favorable prices. Given the power of compounding, we believe this is a formula that has should lead to long-term investment success.
During the course of the year, we had four separate occasions in which small cap stocks pulled back more than 5%, which helped us generate outperformance for the year. During these market pullbacks, our downside capture ratio averaged 73% in the Meridian Growth Fund, which led the way to full year outperformance.
The top contributors to Fund performance this period were Cimpress, SS&C Technologies and Carter’s.
•	Cimpress, formerly Vistaprint, offers online marketing products and services to small businesses. The company performed well after moving to more standard pricing for a broader range of customers. After doubling since the summer’s lows driven by continued execution of the company’s turnaround strategy, we trimmed the holding due to what we perceive as a less favorable risk/reward profile at these levels.

•	SS&C Technologies is a technology provider to the financial industry. Approximately 90% of revenues come from subscriptions services, which provides a stable source of revenue for the company. SS&C has made several acquisitions that help secure its dominance in the industry.
•	Carter's, the leading manufacturer of infant and toddler apparel, was a top contributor during the period. Carter’s continues to benefit from its strong brands, low-cost scale position, ubiquitous distribution and global footprint. Due to the company’s dominant competitive position and strategic growth initiatives, we believe the fundamental outlook remains favorable.
The top detractors from Fund performance this period were CHC Group, Clean Harbors and RigNet.
•	CHC Group is a helicopter service company that specializes in transportation to offshore oil and gas platforms. The company has underperformed recently due to the drop in oil prices. We believe the company is still well-positioned for the long term, but its exposure to large exploration and production companies will likely continue to be a drag on performance in the short term.
•	Clean Harbors underperformed during the period due to concerns around falling lube oil prices and exposure to the Canadian energy sector. We believe that some of the company’s assets are irreplaceable, but the company may underperform during this period of weak demand from its energy customers.
•	RigNet underperformed due to declining oil prices and fears around excess supply of offshore drilling rigs. We are patient investors and believe the risk/reward profile from this price is very favorable.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
On the positive ledger, the overall U.S. economy continues to demonstrate signs of strengthening due to several factors. First, the overall employment picture continues to brighten, housing continues to mend, corporate profits are at record levels and reinvestment plans are set to accelerate. In addition, the steep decline in energy and commodity prices should result in higher disposable income and provide further momentum for consumer spending. Given record low interest rates, reasonable valuations and improving fundamentals, equities currently find themselves in a favorable position. However, we have begun to see recent deceleration in some European and Asian economies, which could potentially present challenges to the overall global growth picture. We will continue to monitor these events and position the portfolio in companies that we believe have the ability to grow and create shareholder value regardless of the macro environment.
As always, our key objectives will center on building an “all-weather” small and mid cap growth portfolio: seeking to protect capital on the downside; finding companies that can grow and create their own economic destiny; and, finally, putting ourselves in a position to take advantage of market volatility when opportunities present themselves.
Thank you for your confidence and investment.
Chad Meade and Brian Schaub, Arrowpoint Asset Management LLC

Total Return Based on a $10,000 investment for the Period Ended December 31, 2014
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 12.31.14
Share Class	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	7.62	9.41	15.95	9.31	12.83
Investor Class (MRIGX)	11/15/13	7.50	9.09	—	—	12.22
Advisor Class (MRAGX)	11/15/13	7.25	8.69	—	—	11.83
Institutional Class (MRRGX)	12/24/14	—	—	—	—	(0.17)
Russell 2000®Index*	8/1/84	1.65	4.89	15.55	7.77	10.39
Russell 2500®Growth Index	8/1/84	2.97	7.05	17.27	9.37	N/A
See “Disclosures Regarding Fund Performance” on page 19 for important information regarding reported performance.

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.
*On November 1, 2013, the Fund's benchmark changed from the Russell 2000® Index to the Russell 2500® Growth Index. The primary reason for this change is to compare the Fund to a benchmark that more closely aligns with the Fund's current strategy.

Top 10 Common Stock Holdings as of
12.31.14
Carter's, Inc.	3.66%
SS&C Technologies Holdings, Inc.	3.42%
Wolverine World Wide, Inc.	3.11%
Cadence Design Systems, Inc.	2.93%
LPL Financial Holdings, Inc.	2.80%
Sensata Technologies Holding N.V. (Netherlands)	2.78%
HEICO Corp. Class A	2.72%
SolarWinds, Inc.	2.71%
Sally Beauty Holdings, Inc.	2.53%
Corporate Executive Board Co. (The)	2.37%
Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 12.31.14
Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	5	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
During the six month period ending December 31, 2014, the Meridian Contrarian Fund Legacy shares returned 2.48%, which compares to a return of 1.06% for its primary benchmark, the Russell 2500® Index.
Outperformance for the period was aided by the strength of our investments in the consumer discretionary and information technology sectors relative to the benchmark. Consumer discretionary stocks in general were strong in December, helped by expectations that falling gas prices will allow consumers to increase spending on more discretionary purchases. In addition to this strength, our investments in the sector outperformed meaningfully, benefitting from reasonable valuations and improving fundamentals. Our technology investments also performed well and we were significantly overweight the sector. We remain overweight technology as we continue to find out-of-favor companies in the sector with reasonable valuations, and we believe that technology should continue to benefit from several secular drivers: (1) security (2) data growth & analytics (3) ubiquitous connectivity, and (4) the “internet of things,” including increasing electronic content in areas such as automobiles.
Performance during the second half of 2014 was hurt by underperformance in financials. We remained significantly underweight the REIT subsector, which made up over 8% of the benchmark in 2014, due to our view that there was upside bias to historically low interest rates which could negatively impact REITs and other high yielding sectors of the market. As interest rates remained low and declined throughout 2014, REITs outperformed the market significantly, resulting in a headwind to performance.
The top 3 contributors to performance during the second half were Denny’s, Hawaiian Electric, and Servicemaster.
•	Denny’s is an iconic casual dining chain with approximately 1,500 franchises and 160 company-owned restaurants. The company came across our contrarian screens repeatedly during years of decline under a series of previous management teams. We invested in 2011 when strong new management took over with a coherent turnaround plan. Denny’s made solid progress, stabilizing the business with menu and marketing improvements and using solid free cash flow to pay down debt, repurchase shares and fund a successful restaurant remodel program, though sales growth remained subdued. An inflection point came this summer as sales improved significantly, a trend that accelerated through the remainder of the year aided by lower gas prices that alleviated pressure on Denny’s core customer. We remain shareholders.

•	Hawaiian Electric is the dominant electric utility for the state of Hawaii and owns a top-3 local bank. We invested in the company when the state’s growth led to pressure on generating capacity, driving higher maintenance expenses that caused the stock to fall out of favor. Hawaiian Electric was acquired at a premium during the fourth quarter by NextEra Energy. NextEra was attracted by Hawaiian Electric’s position on the forefront of a secular change facing the utility sector- the need to convert to cleaner, more renewable electricity generation. Upon announcement of the deal we sold our shares given limited further upside. Hawaiian Electric was a very profitable long-term holding for Meridian Contrarian Fund shareholders and we thank management for their efforts and wish them the best in their future endeavors.

•	ServiceMaster Global Holdings is a leading provider of termite and pest control services, home warranties and other residential services. The company screened for our strategy because of marketing and service missteps at its lawn care division. The struggling lawn care division was spun-off in early 2014. We invested in ServiceMaster because of its dominant positions in fragmented markets including 40% market share in home warranties, and consistent sales growth, driven by 80% customer retention and share gains from smaller competitors. The stock outperformed during the period due to two quarters of strong earnings results highlighted by pricing power, up-selling of additional services, share gains in its home warranty business and expense controls. We added to the position based on greater conviction in ServiceMaster’s ability to generate stable earnings growth through pricing, share gains, operating leverage and paying down debt.
The top 3 detractors to performance during the second half were Halcón Resources, Hub Group, and Clean Harbors.
•	Two of these underperformers - Halcón Resources and Clean Harbors – suffered as a result of their exposure to energy. Halcón is an oil and gas exploration and production company and Clean Harbors is a leader in hazardous waste handling with approximately 30% end market exposure to oil services. These stocks underperformed during the second half, as WTI oil prices fell by <49%> from $105 down to $53. We have since sold our shares in Halcón, but maintain our position in Clean Harbors due to our belief that the core waste handling business alone, without

Meridian Funds	6	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
the oil services business, is worth more than the current enterprise value ascribed to the company by the market. The outlook for the energy sector remains tumultuous. We are approaching the sector with caution, but as contrarian investors are excited by the prospect of investing in high quality energy companies while they are deeply out of favor. The bulk of our current energy exposure lies in leading companies with strong balance sheets such as EOG, National Oilwell Varco, Helmrich & Payne and Occidental Petroleum. We believe these companies can survive the most dire downside scenarios and are likely to gain market share and emerge stronger from the downturn. At the same time we are compiling a list of more aggressive energy investments – such as Halcón - to turn to when the timing becomes more favorable. It is an interesting time to be energy investors and we believe that we can capitalize on current conditions to drive long term outperformance.
•	Hub Group is the second largest provider of intermodal transportation, which is the combination of short-haul trucking and long-haul rail. We initiated our position in the stock after the Hub Group’s profits were squeezed by the inability to fully pass on higher rail costs to its shipping customers amid excess intermodal container supply. Our investment thesis was based on an expectation that intermodal would outgrow other transportation modes due to structural cost advantages relative to trucking, particularly as the trucking industry grapples with a driver shortage. The stock’s underperformance during the period was primarily the result of an increasingly congested rail network, which in turn created inefficiencies in Hub Group’s operations. We exited the position as we had limited visibility as to when the rail network challenges would be resolved.
OUTLOOK
Equity markets are coming off several strong years, U.S. unemployment has decreased, the strength of the dollar has improved, while oil prices have plummeted. While it’s unclear how these factors may benefit all of the businesses we invest in, our strategy is to remain conscious of the macro picture without attempting to predict it and to take advantage of market volatility to find opportunities in individual companies that have attractive business economics and improving fundamentals.
Thank you for your continued investment in the Meridian Contrarian Fund.
Jamie England, Larry Cordisco, & Jim O’Connor, Arrowpoint Asset Management LLC

Total Return Based on a $10,000 investment for the Period Ended December 31, 2014
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Average Annual Total Return as of 12.31.14
Share Class	Inception	6 Months	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	2.48	6.15	14.16	7.74	13.33
Investor Class (MFCIX)	11/15/13	2.44	5.99	—	—	8.56
Advisor Class (MFCAX)	11/15/13	2.31	5.68	—	—	8.29
Russell 2500®Index	2/10/94	1.06	7.07	16.36	8.72	10.47
S&P 500®Index*	2/10/94	6.12	13.66	15.44	7.67	9.29
See “Disclosures Regarding Fund Performance” on page 19 for important information regarding reported performance.
The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.
*On November 1, 2013, the Fund's primary benchmark changed from the S&P 500 ® Index to the Russell 2500® Index. The S&P 500® Index now serves as the Fund's secondary index. The primary reason for the change is to compare the Fund to a primary benchmark that more closely aligns with the Fund's current strategy.

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.14
Norfolk Southern Corp.	2.74%
ServiceMaster Global Holdings, Inc.	2.51%
Alexander & Baldwin, Inc.	2.46%
Verint Systems, Inc.	2.31%
Xylem, Inc.	2.28%
NVIDIA Corp.	2.28%
CR Bard, Inc.	2.27%
Ritchie Bros. Auctioneers, Inc. (Canada)	2.22%
Broadridge Financial Solutions, Inc.	2.21%
CACI International, Inc. Class A	2.16%
Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 12.31.14
Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	9	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
On November 1, 2014, I began managing the Meridian Equity Income Fund. My investment philosophy for the fund revolves around the following:
1.	Employ fundamental research across the capital structure to identify long-term investments in high-quality businesses with predictable and recurring revenues, high returns on invested capital, and attractive risk/reward profiles.

2.	Build a primarily large cap equity portfolio with an objective to outperform the S&P over a full economic cycle with equal or less volatility through the use of strong fundamental research, structured option trades, and some limited exposure to opportunistic investments in equity and fixed income.

3.	Seek high current income relative to peers.
After many years of managing large cap stocks, I've come to believe that outperformance in large cap stocks is best achieved through knowledge across the capital structure paired with the ability to have a small component of the portfolio devoted to opportunistic and/or protective positions in options and fixed income. These investments can also help to reach the income objectives of the fund.
Our knowledge of loans, bonds, and options helps us to identify promising investments and those to be avoided. We believe that our experience, wide-ranging cross-asset resources, and long-term investment horizon set us apart from peers.
The top individual contributors to the Fund’s performance were Leggett & Platt and Enbridge Energy Partners and Kinder Morgan.
•	Leggett & Platt invented spiral steel coil bedsprings over 100 years ago, and the company has built upon its core competency in steel wire fabrication to remain a leader in the residential furnishings market. Leggett has also successfully executed business-to-business strategy of selling a broad range of furniture components to other manufacturers. After the run-up in 2014, this position was sold on valuation.

•	Enbridge Energy Partners (EEP) is a master limited partnership affiliated with Enbridge Inc., a leading energy transportation company based in Canada. EEP shares performed very well in the second half of 2015 after its general partner, Enbridge Inc., announced that it would restructure the profit splits in favor of EEP. Despite the outperformance, the stock was sold in favor of companies with the potential to generate faster distributable cash flow growth.

•	Kinder Morgan is the largest energy infrastructure company in North American with 80,000 miles of pipeline and 180 storage terminals. In November 2014, all Kinder Morgan simplified its corporate structure by combining its entities into a single public company. Over 80% of the company’s cash flows are derived from fee-based agreements, which provide financial stability as the company executes its large project backlog – $18 billion of identified growth projects. Fund maintains its position.
The top individual detractors to the Fund’s performance were Tupperware, Microchip Technology and Linear Technology.
•	Tupperware, inventor of the iconic plastic food storage containers, operates a direct, relationship-based, sales model to emerging markets, with a focus China, Turkey and Latin America. Although this strategy has generated strong shareholder returns over the past decade, the reliance upon emerging markets to provide growth (and compensate for slow growth in the U.S.) has created a company with more vulnerability to macro developments. We have sold the stock.

•	Microchip Technology is a leading manufacturer of microcontrollers and analog semiconductors. These simple semiconductor chips are pervasive and often founded embedded in many industrial applications including automobiles, communication and other devices. In early October 2014, Microchip announced that sales for its fiscal 2nd quarter of 2015 (ending September 30, 2014) would be lower than expected due to weakness in China.

•	Linear Technology is a leading manufacturer of high performance analog circuits, chips which are crucial to linking our analog world with the digital communication devices which are rapidly proliferating. In early October 2014, Linear announced lackluster sales for its 1st fiscal quarter of 2015 (ending September 30, 2014) and cited weakness in Europe.

Meridian Funds	10	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)
The U.S. economy continues to demonstrate signs of strengthening, and appears to be decoupling from the rest of the world. While the U.S. has now ended its quantitative easing program and the Federal Reserve has begun sending signals that it intends to end the long-lived zero interest rate policy (ZIRP), the ECB and Japan have just recently began massive quantitative easing programs. The perceived strength of the U.S. economy has led to a stronger dollar than we have seen in a decade. The rapid decline in oil prices has presented both opportunities and challenges for investors. We closely monitor all these events and will make changes where needed. However, we prefer to "stick to the knitting": keep our eye on the fundamental research, seek asymmetric risk/return profiles, and invest for the long-term in companies that we believe have the ability to grow and create shareholder value regardless of the macro environment.
Thank you for your confidence and investment.
Minyoung Sohn, Arrowpoint Asset Management LLC

Total Return Based on a $10,000 investment for the Period Ended December 31, 2014
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.14
Share Class	Inception	6 Months	1 Year	5 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	0.61	5.23	13.02	7.17
Investor Class (MRIEX)	11/15/13	0.60	5.21	—	6.64
Advisor Class (MRAEX)	11/15/13	0.49	4.95	—	6.38
S&P 500®Index	1/31/05	6.12	13.66	15.44	8.01
See “Disclosures Regarding Fund Performance” on page 19 for important information regarding reported performance.
The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	11	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Composition (Unaudited)

Top 10 Stock and Bond Holdings as of
12.31.14
Halcon Resources Corp. , 9.75% Senior Unsecured Bonds Due July 15, 2020	4.95%
Apple, Inc.	4.18%
Microsoft Corp.	4.02%
Google, Inc. Class A	3.36%
Union Pacific Corp.	3.09%
Dominion Resources, Inc.	2.72%
Costco Wholesale Corp.	2.69%
Gilead Sciences, Inc.	2.50%
Dow Chemical Co. (The)	2.44%
Restaurant Brands International, Inc.	2.38%
Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 12.31.14
Sector allocations are subject to change. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	12	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
According to the Chinese lunar calendar, 2014 was the year of the horse, and the stock market certainly cooperated by galloping higher. Equities, both large and small, continued to set record highs on the heels of an improving economy and company fundamentals.
Against this backdrop, we are pleased to report that the Meridian Small Cap Growth Fund Legacy Class shares retuned 7.89% for the six-month period ending December 31, 2014, outperforming its benchmark, the Russell 2000® Growth Index, which returned 3.31%.
As we noted in our first letter one year ago, our primary objective is to create an “all-weather” small cap growth portfolio that has the potential to outperform in a variety of market conditions. Our approach was rewarded as the 2014 market environment encountered several different weather patterns, which resulted in notably higher volatility than the prior year. The VIX index (a key measure of market volatility, and generally considered an indicator of fear in the market) wavered repeatedly between unusually calm, very tumultuous, and back to calm within a matter of weeks. This is not unexpected given the magnitude and duration of the current bull market, coupled with uncertain Fed policy and rising interest rates. We not only welcome volatility but embrace it, as we believe this creates opportunities to position the portfolio for long-term success. First, we seek to protect capital on the downside, which has historically led to outperformance in more volatile markets. In addition, we opportunistically look to put new capital to work when the market sells off, thereby establishing positions at more favorable prices. Given the power of compounding, we believe this is a formula that should lead to long-term investment success.
During the course of the year, we had four separate occasions in which small cap stocks pulled back more than 5%, which helped us generate outperformance for the year. During these market pullbacks, our downside capture ratio averaged 49% in Meridian Small Cap Growth, which led the way to full year outperformance.
The top contributors to Fund performance this period were Cimpress, Cyberark Software and Carter’s.
•	Cimpress, formerly Vistaprint, offers online marketing products and services to small businesses. The company performed well after moving to more standard pricing for a broader range of customers. After doubling since the summer’s lows driven by continued execution of the company’s turnaround strategy, we trimmed the holding due to what we perceive as a less favorable risk/reward profile at these levels.

•	Cyberark Software is a security software company, which had its Initial Public Offering (IPO) during the period. The company reached our target price and was sold.
•	Carter's, the leading manufacturer of infant and toddler apparel, was a top contributor during the period. Carter’s continues to benefit from its strong brands, low-cost scale position, ubiquitous distribution and global footprint. Due to the company’s dominant competitive position and strategic growth initiatives, we believe the fundamental outlook remains favorable.
The top detractors from Fund performance this period were Evolution Petroleum Corporation, Heritage-Crystal Clean and Clean Harbors.
•	Evolution Petroleum Corporation is a small oil exploration and production company that uses technology to increase production rates for established oil and natural gas wells. Evolution generates positive free cash flow and has no debt. Unfortunately, the underlying price of the commodity (oil) was the biggest drag on performance during the period.
•	Heritage-Crystal Clean is a leading provider of parts cleaning, containerized waste management, vacuum truck services and antifreeze recycling activities. Additionally, the company owns and operates a used oil re-refining facility. The profitability of this facility is dependent on lube oil prices, which declined due to increased supply.
•	Clean Harbors underperformed during the period due to concerns around falling lube oil prices and exposure to the Canadian energy sector. We believe that some of the company’s assets are irreplaceable, but the company may underperform during this period of weak demand from its energy customers.
On the positive ledger, the overall U.S. economy continues to demonstrate signs of strengthening due to several factors. First, the overall employment picture continues to brighten, housing continues to mend, corporate profits are at record levels and reinvestment plans are set to accelerate. In addition, the steep decline in energy and commodity prices should

Meridian Funds	13	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
result in higher disposable income and provide further momentum for consumer spending. Given record low interest rates, reasonable valuations and improving fundamentals, equities currently find themselves in a favorable position. However, we have begun to see recent deceleration in some European and Asian economies, which could potentially present challenges to the overall global growth picture. We will continue to monitor these events and position the portfolio in companies that we believe have the ability to grow and create shareholder value regardless of the macro environment.
As always, our key objectives will center on building an “all-weather” small cap growth portfolio: seeking to protect capital on the downside; finding companies that can grow and create their own economic destiny; and, finally, putting ourselves in a position to take advantage of market volatility when opportunities present themselves.
Thank you for your confidence and investment.
Chad Meade and Brian Schaub, Arrowpoint Asset Management LLC

Total Return Based on a $10,000 investment for the Period Ended December 31, 2014
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.14
Share Class	Inception	6 Months	1 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	7.89	20.28	24.56
Investor Class (MISGX)	12/16/13	7.89	20.28	24.56
Advisor Class (MSGAX)	12/16/13	7.73	19.90	24.18
Institutional Class (MSRGX)	12/24/14	—	—	0.25
Russell 2000®Growth Index	12/16/13	3.31	5.60	9.75
See “Disclosures Regarding Fund Performance” on page 19 for important information regarding reported performance.
The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	14	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.14
RigNet, Inc.	2.47%
Heritage-Crystal Clean, Inc.	2.45%
Prestige Brands Holdings, Inc.	2.36%
SolarWinds, Inc.	2.35%
Wolverine World Wide, Inc.	2.33%
National CineMedia, Inc.	2.32%
HEICO Corp. Class A	2.31%
Corporate Executive Board Co. (The)	2.17%
Clean Harbors, Inc.	2.03%
Carter's, Inc.	1.99%
Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 12.31.14
Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	15	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
December 31, 2014 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2014[1]	Ending Account Value December 31, 2014	Expenses Paid During the Period
Legacy Class (MERDX)	0.84%	$1,000.00	$1,076.20	$4.40 [2]
Investor Class (MRIGX)	1.14%	$1,000.00	$1,075.00	$5.96 [2]
Advisor Class (MRAGX)	1.55%	$1,000.00	$1,072.50	$8.10 [2]
Institutional Class (MRRGX)	0.90%	$1,000.00	$ 998.30	$0.17 [3]

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value July 1, 2014[1]	Ending Account Value December 31, 2014	Expenses Paid During the Period
Legacy Class (MERDX)	0.84%	$1,000.00	$1,020.97	$4.28 [2]
Investor Class (MRIGX)	1.14%	$1,000.00	$1,019.46	$5.80 [2]
Advisor Class (MRAGX)	1.55%	$1,000.00	$1,017.39	$7.88 [2]
Institutional Class (MRRGX)	0.90%	$1,000.00	$1,000.79	$0.17 [3]
[1] The Institutional Class commenced operations on December 24, 2014, and began investing on December 26, 2014.
[2] Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[3] Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 6 days, the number of days since inception of the Institutional Class.
[4] Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 19 for further information on how the above examples were calculated.
Meridian Contrarian Fund
Fund Expenses
December 31, 2014 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,024.80	$5.72
Investor Class (MFCIX)	1.35%	$1,000.00	$1,024.40	$6.89
Advisor Class (MFCAX)	1.60%	$1,000.00	$1,023.10	$8.16

Meridian Funds	16	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses (continued)
December 31, 2014 (Unaudited)
Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,019.56	$5.70
Investor Class (MFCIX)	1.35%	$1,000.00	$1,018.40	$6.87
Advisor Class (MFCAX)	1.60%	$1,000.00	$1,017.14	$8.13
[1] Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2] Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 19 for further information on how the above examples were calculated.
Meridian Equity Income Fund
Fund Expenses
December 31, 2014 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,006.10	$6.32
Investor Class (MRIEX)	1.35%	$1,000.00	$1,006.00	$6.83
Advisor Class (MRAEX)	1.60%	$1,000.00	$1,004.90	$8.09

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,018.90	$6.36
Investor Class (MRIEX)	1.35%	$1,000.00	$1,018.40	$6.87
Advisor Class (MRAEX)	1.60%	$1,000.00	$1,017.14	$8.13
[1] Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2] Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 19 for further information on how the above examples were calculated.

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2014 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2014[1]	Ending Account Value December 31, 2014	Expenses Paid During the Period
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,078.90	$6.29 [2]
Investor Class (MISGX)	1.35%	$1,000.00	$1,078.90	$7.07 [2]
Advisor Class (MSGAX)	1.60%	$1,000.00	$1,077.30	$8.38 [2]
Institutional Class (MSRGX)	1.10%	$1,000.00	$1,002.50	$0.21 [3]

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value July 1, 2014[1]	Ending Account Value December 31, 2014	Expenses Paid During the Period
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,019.16	$6.11 [2]
Investor Class (MISGX)	1.35%	$1,000.00	$1,018.40	$6.87 [2]
Advisor Class (MSGAX)	1.60%	$1,000.00	$1,017.14	$8.13 [2]
Institutional Class (MSRGX)	1.10%	$1,000.00	$1,000.75	$0.21 [3]
[1] The Institutional Class commenced operations on December 24, 2014, and they began investing on December 26, 2014.
[2] Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[3] Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 6 days, the number of days since inception of the Institutional Class.
[4] Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 19 for further information on how the above examples were calculated.

Meridian Funds	18	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
December 31, 2014

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the 2% redemption fee charged on sales made within 60 days of original purchase. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.796.3434 or access our website at www.meridianfund.com.

Meridian Funds	19	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
December 31, 2014 (Unaudited)
	Shares	Value
Common Stocks - 91.2%
Consumer Discretionary - 20.6%
Distributors - 0.6%
LKQ Corp.*	424,732	$ 11,943,464
Diversified Consumer Services - 2.2%
Grand Canyon Education, Inc.*	408,667	19,068,402
ServiceMaster Global Holdings, Inc.*	984,449	26,353,700
		45,422,102
Hotels, Restaurants & Leisure - 1.4%
Dunkin' Brands Group, Inc.	492,790	21,017,493
Popeyes Louisiana Kitchen, Inc.*	158,154	8,899,326
		29,916,819
Media - 1.9%
National CineMedia, Inc.	2,752,910	39,559,317
Specialty Retail - 6.7%
DSW, Inc. Class A	639,604	23,857,229
Five Below, Inc.*	570,457	23,291,759
Hibbett Sports, Inc.*	420,424	20,361,134
Monro Muffler Brake, Inc.	409,215	23,652,627
Sally Beauty Holdings, Inc.*	1,566,525	48,154,979
Wayfair, Inc. Class A*	69,482	1,379,218
		140,696,946
Textiles, Apparel & Luxury Goods - 7.8%
Carter's, Inc.	798,402	69,708,479
Tumi Holdings, Inc.*	1,431,109	33,960,216
Wolverine World Wide, Inc.	2,009,706	59,226,036
		162,894,731
Total Consumer Discretionary		430,433,379
Energy - 4.0%
Energy Equipment & Services - 4.0%
CHC Group Ltd.*	2,600,057	8,372,183
Core Laboratories N.V. (Netherlands)	81,746	9,837,314
Dril-Quip, Inc.*	260,982	20,025,149
RigNet, Inc.*	1,085,677	44,545,327
Total Energy		82,779,973
Financials - 6.3%
Capital Markets - 4.0%
Financial Engines, Inc.	375,823	13,736,331
LPL Financial Holdings, Inc.	1,193,188	53,156,525
WisdomTree Investments, Inc.	1,009,796	15,828,552
		82,721,408
	Shares	Value
Commercial Banks - 2.3%
Bank of the Ozarks, Inc.	596,929	$ 22,635,548
East West Bancorp., Inc.	682,721	26,428,130
		49,063,678
Total Financials		131,785,086
Health Care - 13.5%
Biotechnology - 4.8%
Alnylam Pharmaceuticals, Inc.*	110,879	10,755,263
Chimerix, Inc. *	327,197	13,172,951
Clovis Oncology, Inc.*	224,024	12,545,344
Exact Sciences Corp.*	510,502	14,008,175
Juno Therapeutics, Inc. *	135,177	7,058,943
Neurocrine Biosciences, Inc.*	638,637	14,267,151
NPS Pharmaceuticals, Inc.*	359,976	12,876,341
Synageva BioPharma Corp.*	159,226	14,774,580
		99,458,748
Health Care Providers & Services - 4.7%
Cooper Cos., Inc. (The)	127,804	20,715,750
DexCom, Inc.*	203,916	11,225,576
Endologix, Inc.*	1,665,916	25,471,856
Insulet Corp.*	408,067	18,795,566
Novadaq Technologies, Inc.*	631,892	10,502,045
Quidel Corp.*	369,538	10,687,039
		97,397,832
Health Care Technology - 1.8%
athenahealth, Inc.*	94,159	13,718,966
Medidata Solutions, Inc.*	256,865	12,265,304
Spectranetics Corp. (The)*	366,334	12,667,830
		38,652,100
Pharmaceuticals - 2.2%
Prestige Brands Holdings, Inc.*	1,069,213	37,123,075
Revance Therapeutics, Inc.*	476,224	8,067,235
		45,190,310
Total Health Care		280,698,990
Industrials - 24.5%
Aerospace & Defense - 2.5%
HEICO Corp. Class A	1,093,788	51,801,800
Air Freight & Logistics - 1.1%
Expeditors International of Washington, Inc.	531,093	23,692,059
Commercial Services & Supplies - 3.2%
Clean Harbors, Inc.*	830,013	39,882,125
Ritchie Bros. Auctioneers, Inc. (Canada)	1,016,218	27,326,102
		67,208,227
The accompanying notes are an integral part of the financial statements.

Meridian Funds	20	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2014 (Unaudited)
	Shares	Value
Electrical Equipment - 3.7%
Polypore International, Inc.*	496,302	$ 23,351,009
Sensata Technologies Holding N.V. (Netherlands)*	1,007,978	52,828,127
		76,179,136
Machinery - 4.5%
Kennametal, Inc.	567,818	20,322,206
Proto Labs, Inc.*	278,294	18,690,225
Tennant Co.	437,180	31,551,281
Woodward, Inc.	474,633	23,366,182
		93,929,894
Marine - 0.7%
Kirby Corp.*	182,196	14,710,505
Professional Services - 4.0%
Advisory Board Co. (The)*	425,572	20,844,517
Corporate Executive Board Co. (The)	621,910	45,107,132
TriNet Group, Inc.*	552,060	17,268,437
		83,220,086
Road & Rail - 2.8%
Heartland Express, Inc.	783,029	21,149,613
Roadrunner Transportation Systems, Inc.*	1,165,334	27,210,549
Saia, Inc.*	192,779	10,672,245
		59,032,407
Trading Companies & Distributors - 2.0%
MSC Industrial Direct Co., Class A	228,222	18,543,038
WESCO International, Inc.*	294,068	22,410,922
		40,953,960
Total Industrials		510,728,074
Information Technology - 20.8%
Electronic Equipment & Instruments - 1.1%
Trimble Navigation Ltd.*	850,097	22,561,574
Internet Software & Services - 4.2%
ChannelAdvisor Corp.*	807,332	17,422,225
CoStar Group, Inc.*	78,002	14,323,507
Demandware, Inc.*	206,356	11,873,724
SPS Commerce, Inc.*	229,848	13,016,292
VistaPrint, N.V. (Netherlands)*	422,201	31,597,523
		88,233,271
IT Services - 3.1%
Euronet Worldwide, Inc.*	420,674	23,095,003
Gartner, Inc.*	493,479	41,555,866
		64,650,869
	Shares	Value
Software - 11.4%
Blackbaud, Inc.	257,556	$ 11,141,873
Cadence Design Systems, Inc.*	2,937,169	55,718,096
RealPage, Inc.*	494,873	10,867,411
SolarWinds, Inc.*	1,036,243	51,635,989
Solera Holdings, Inc.	850,380	43,522,448
SS&C Technologies Holdings, Inc.	1,113,284	65,115,981
		238,001,798
Technology Hardware, Storage & Peripherals - 1.0%
Stratasys Ltd.*	242,070	20,118,438
Total Information Technology		433,565,950
Materials - 1.5%
Chemicals - 1.5%
Valspar Corp. (The)	370,794	32,066,265
Total Materials		32,066,265
Total Investments - 91.2% (Cost $1,642,616,000)		1,902,057,717
Cash and Other Assets, Less Liabilities - 8.8%		183,488,346
Net Assets - 100.0%		$2,085,546,063
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company

*	Non-income producing securities
The accompanying notes are an integral part of the financial statements.

Meridian Funds	21	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
December 31, 2014 (Unaudited)
	Shares	Value
Common Stocks - 92.6%
Consumer Discretionary - 21.4%
Diversified Consumer Services - 3.0%
Regis Corp.*	296,000	$ 4,960,960
ServiceMaster Global Holdings, Inc.*	600,669	16,079,909
		21,040,869
Food & Staples Retailing - 1.4%
Fresh Market, Inc. (The) *	228,826	9,427,631
Hotels, Restaurants & Leisure - 3.2%
Del Frisco's Restaurant Group, Inc.*	411,400	9,766,636
Denny's Corp.*	1,208,600	12,460,666
		22,227,302
Leisure Equipment & Products - 1.1%
Polaris Industries, Inc.	49,500	7,486,380
Specialty Retail - 6.7%
Children's Place, Inc. (The)	188,480	10,743,360
Dick's Sporting Goods, Inc.	157,750	7,832,288
Inter Parfums, Inc.	251,591	6,906,173
Monro Muffler Brake, Inc.	176,789	10,218,404
Select Comfort Corp.*	391,962	10,594,733
		46,294,958
Textiles, Apparel & Luxury Goods - 6.0%
Gildan Activewear, Inc. (Canada)	234,000	13,232,700
PVH Corp.	62,500	8,010,625
Tumi Holdings, Inc.*	418,000	9,919,140
Wolverine World Wide, Inc.	346,000	10,196,620
		41,359,085
Total Consumer Discretionary		147,836,225
Energy - 6.2%
Energy Equipment & Services - 1.7%
Helmerich & Payne, Inc.	58,000	3,910,360
National Oilwell Varco, Inc.	114,400	7,496,632
		11,406,992
Oil, Gas & Consumable Fuels - 4.5%
California Resources Corp. *	574,046	3,162,991
Cameco Corp.	565,000	9,271,650
EOG Resources, Inc.	120,600	11,103,642
Occidental Petroleum Corp.	97,114	7,828,360
		31,366,643
Total Energy		42,773,635
	Shares	Value
Financials - 11.2%
Commercial Banks - 6.6%
Bank of Hawaii Corp.	206,000	$ 12,217,860
Citigroup, Inc.	235,000	12,715,850
Lazard Ltd. Class A	171,900	8,600,157
Synchrony Financial *	410,775	12,220,556
		45,754,423
Insurance - 1.7%
Arthur J. Gallagher & Co.	242,667	11,424,762
Real Estate Investment Trusts - 0.6%
Rayonier, Inc.	150,000	4,191,000
Real Estate Management & Development - 2.3%
Alexander & Baldwin, Inc.	401,200	15,751,112
Total Financials		77,121,297
Health Care - 10.3%
Biotechnology - 1.3%
Neurocrine Biosciences, Inc.*	419,800	9,378,332
Health Care Equipment & Supplies - 4.4%
CR Bard, Inc.	87,000	14,495,940
Endologix, Inc.*	348,447	5,327,754
Hologic, Inc. *	395,000	10,562,300
		30,385,994
Health Care Providers & Services - 1.0%
Humana, Inc.	47,900	6,879,877
Life Sciences Tools & Services - 1.0%
ICON, Plc*	137,500	7,011,125
Pharmaceuticals - 2.6%
Impax Laboratories, Inc.*	232,500	7,365,600
Pfizer, Inc.	334,285	10,412,978
		17,778,578
Total Health Care		71,433,906
Industrials - 19.5%
Air Freight & Logistics - 1.6%
Expeditors International of Washington, Inc.	172,000	7,672,920
UTi Worldwide, Inc.*	283,698	3,424,235
		11,097,155
Building Products - 2.2%
Lennox International, Inc.	72,900	6,930,603
NCI Building Systems, Inc.*	431,076	7,983,528
		14,914,131
Commercial Services & Supplies - 4.8%
Clean Harbors, Inc.*	233,200	11,205,260
Ritchie Bros. Auctioneers, Inc. (Canada)	528,789	14,219,136
Steelcase, Inc. Class A	437,000	7,844,150
		33,268,546
The accompanying notes are an integral part of the financial statements.

Meridian Funds	22	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2014 (Unaudited)
	Shares	Value
Industrial Conglomerates - 0.7%
Raven Industries, Inc.	182,500	$ 4,562,500
Machinery - 5.3%
Cummins, Inc.	44,000	6,343,480
Lindsay Corp.	43,500	3,729,690
Stanley Black & Decker, Inc.	126,064	12,112,229
Xylem, Inc.	383,213	14,588,919
		36,774,318
Road & Rail - 3.9%
Genesee & Wyoming, Inc. Class A*	108,400	9,747,328
Norfolk Southern Corp.	159,700	17,504,717
		27,252,045
Trading Companies & Distributors - 1.0%
Fastenal Co.	145,000	6,896,200
Total Industrials		134,764,895
Information Technology - 20.2%
Electronic Equipment & Instruments - 1.1%
FLIR Systems, Inc.	228,051	7,368,328
Internet Software & Services - 1.6%
Rackspace Hosting, Inc. *	238,500	11,164,185
IT Services - 5.0%
Acxiom Corp.*	340,300	6,897,881
Broadridge Financial Solutions, Inc.	306,400	14,149,552
CACI International, Inc. Class A*	160,500	13,831,890
		34,879,323
Semiconductors - 3.7%
Linear Technology Corp.	82,200	3,748,320
Mellanox Technologies Ltd.*	114,204	4,879,937
NVIDIA Corp.	727,357	14,583,508
Power Integrations, Inc.	46,900	2,426,606
		25,638,371
Software - 7.3%
Barracuda Networks, Inc.*	179,700	6,440,448
Fortinet, Inc.*	376,000	11,528,160
Informatica Corp.*	331,600	12,645,566
Silver Spring Networks, Inc.*	598,000	5,041,140
Verint Systems, Inc.*	253,500	14,773,980
		50,429,294
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	94,516	10,432,676
Total Information Technology		139,912,177
	Shares	Value
Materials - 2.2%
Chemicals - 1.3%
Scotts Miracle-Gro Co. (The) Class A	140,491	$ 8,755,399
Containers & Packaging - 0.9%
AptarGroup, Inc.	94,900	6,343,116
Total Materials		15,098,515
Telecommunication Services - 1.6%
Diversified Telecommunications - 1.6%
Iridium Communications, Inc.*	1,172,000	11,427,000
Total Telecommunication Services		11,427,000
Total Investments - 92.6% (Cost $504,907,310)		640,367,650
Cash and Other Assets, Less Liabilities - 7.4%		51,018,030
Net Assets - 100.0%		$691,385,680
Plc—Public Limited Company

*	Non-income producing securities
The accompanying notes are an integral part of the financial statements.

Meridian Funds	23	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments
December 31, 2014 (Unaudited)
	Shares	Value
Common Stocks - 91.9%
Consumer Discretionary - 15.0%
Hotels, Restaurants & Leisure - 2.4%
Restaurant Brands International LP *	147	$ 5,510
Restaurant Brands International, Inc. *	4,605	179,796
		185,306
Internet & Catalog Retail - 1.8%
Amazon.com, Inc.*	450	139,657
Media - 4.3%
Time Warner, Inc.	1,900	162,298
Walt Disney Co. (The)	1,703	160,406
		322,704
Specialty Retail - 2.2%
TJX Companies, Inc. (The)	2,397	164,386
Textiles, Apparel & Luxury Goods - 4.3%
NIKE Class B	1,644	158,071
VF Corp.	2,250	168,525
		326,596
Total Consumer Discretionary		1,138,649
Consumer Staples - 9.9%
Beverages - 2.0%
Brown-Forman Corp. Class B	1,682	147,747
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	1,438	203,837
Food Products - 1.1%
Hershey Co. (The)	794	82,520
Tobacco - 4.1%
Altria Group, Inc.	3,162	155,792
Reynolds American, Inc.	2,427	155,983
		311,775
Total Consumer Staples		745,879
Energy - 7.1%
Oil, Gas & Consumable Fuels - 7.1%
Cameco Corp.	4,500	73,845
EOG Resources, Inc.	1,704	156,887
Kinder Morgan, Inc.	3,869	163,698
MarkWest Energy Partners LP	2,107	141,569
Total Energy		535,999
Financials - 6.4%
Commercial Banks - 6.4%
JPMorgan Chase & Co.	2,569	160,768
U.S. Bancorp	3,677	165,281
Wells Fargo & Co.	2,936	160,952
Total Financials		487,001
	Shares	Value
Health Care - 14.9%
Biotechnology - 4.6%
Gilead Sciences, Inc.*	2,013	$ 189,745
Vertex Pharmaceuticals, Inc. *	1,350	160,380
		350,125
Life Sciences Tools & Services - 1.9%
Illumina, Inc. *	787	145,265
Pharmaceuticals - 8.4%
Johnson & Johnson	1,447	151,313
Novartis AG, ADR	1,670	154,742
Perrigo Co., Plc	973	162,647
Pfizer, Inc.	5,189	161,637
		630,339
Total Health Care		1,125,729
Industrials - 12.4%
Aerospace & Defense - 4.2%
General Dynamics Corp.	566	77,893
Lockheed Martin Corp.	824	158,677
Raytheon Co.	758	81,993
		318,563
Air Freight & Logistics - 1.9%
United Parcel Service, Inc. Class B	1,316	146,300
Professional Services - 1.1%
Equifax, Inc.	1,007	81,436
Road & Rail - 3.1%
Union Pacific Corp.	1,968	234,448
Trading Companies & Distributors - 2.1%
WW Grainger, Inc.	632	161,090
Total Industrials		941,837
Information Technology - 20.0%
Communications Equipment - 1.9%
QUALCOMM, Inc.	1,986	147,620
Internet Software & Services - 3.4%
Google, Inc. Class A*	480	254,717
IT Services - 2.0%
International Business Machines Corp.	936	150,172
Semiconductors - 2.2%
NVIDIA Corp.	8,146	163,327
Software - 6.3%
Microsoft Corp.	6,562	304,805
Oracle Corp.	3,920	176,282
		481,087
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	2,866	316,349
Total Information Technology		1,513,272
The accompanying notes are an integral part of the financial statements.

Meridian Funds	24	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
December 31, 2014 (Unaudited)
	Shares	Value
Materials - 3.5%
Chemicals - 3.5%
Dow Chemical Co. (The)	4,050	$ 184,720
Mosaic Co. (The)	1,755	80,116
Total Materials		264,836
Utilities - 2.7%
Multi-Utility - 2.7%
Dominion Resources, Inc.	2,676	205,784
Total Utilities		205,784
Total Common Stocks - 91.9% (Cost $6,327,268)		6,958,986
Exchange Traded Funds - 0.3%
SPDR S&P 500 ETF Trust	100	20,550
Total Exchange Traded Funds - 0.3% (Cost $19,742)		20,550

	Principal Value
Corporate Bonds - 4.9%
Energy - 4.9%
Oil, Gas & Consumable Fuels - 4.9%
Halcon Resources Corp., 9.75%, 7/15/20	$ 500,000	375,000
Total Corporate Bonds - 4.9% (Cost $348,276)		375,000

	Number of Contracts	Value
Call Options Purchased - 2.5%
Continental Resources, Inc. Expiring January 20, 2017 at $40.00	145	$ 158,775
Halliburton Co. Expiring January 20, 2017 at $50.00	75	30,000
Total Call Options Purchased - 2.5% (Cost $160,358)		188,775
	Number of Contracts	Value
Put Options Purchased - 0.4%
Blackstone Group LP (The) Expiring January 15, 2016 at $32.00	110	$ 31,460
Total Put Options Purchased - 0.4% (Cost $37,210)		31,460
Total Investments - 100.0% (Cost $6,892,854)		7,574,771
Cash and Other Assets, Less Liabilities - (0.0)%		(2,523)
Net Assets - 100.0%		$ 7,572,248

	Number of Contracts	Value
Call Options Written - (0.4)%
Gilead Sciences, Inc. Expiring January 15, 2016 at $80.00	(10)	$ (22,000)
Vertex Pharmaceuticals, Inc. Expiring April 17, 2015 at $140.00	(10)	(4,760)
Total Call Options Written - (0.4)% (Premium received $(29,640))		$ (26,760)
ADR—American Depository Receipt
Plc—Public Limited Company

*	Non-income producing securities
The accompanying notes are an integral part of the financial statements.

Meridian Funds	25	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2014 (Unaudited)
	Shares	Value
Common Stocks - 89.0%
Consumer Discretionary - 20.8%
Auto Components - 1.0%
Dorman Products, Inc.*	22,700	$ 1,095,729
Diversified Consumer Services - 3.3%
2U, Inc.*	64,402	1,266,143
Grand Canyon Education, Inc.*	19,149	893,492
ServiceMaster Global Holdings, Inc.*	54,685	1,463,918
		3,623,553
Hotels, Restaurants & Leisure - 2.6%
Del Frisco's Restaurant Group, Inc.*	32,530	772,262
Papa Murphy's Holdings, Inc.*	74,221	862,448
Popeyes Louisiana Kitchen, Inc.*	8,606	484,260
Texas Roadhouse, Inc.	22,958	775,062
		2,894,032
Internet & Catalog Retail - 0.6%
Coupons.com, Inc.*	33,333	591,661
Leisure Equipment & Products - 1.9%
Arctic Cat, Inc.	27,232	966,736
Malibu Boats, Inc. Class A*	58,560	1,128,451
		2,095,187
Media - 2.6%
National CineMedia, Inc.	158,562	2,278,536
Rentrak Corp.*	8,002	582,706
		2,861,242
Specialty Retail - 4.1%
Boot Barn Holdings, Inc. *	56,478	1,027,899
Five Below, Inc.*	30,269	1,235,883
Hibbett Sports, Inc.*	12,423	601,646
Monro Muffler Brake, Inc.	14,791	854,920
Winmark Corp.	9,141	794,536
		4,514,884
Textiles, Apparel & Luxury Goods - 4.7%
Carter's, Inc.	22,344	1,950,855
Tumi Holdings, Inc.*	41,076	974,734
Wolverine World Wide, Inc.	77,520	2,284,514
		5,210,103
Total Consumer Discretionary		22,886,391
Energy - 5.2%
Energy Equipment & Services - 3.4%
Era Group, Inc. *	39,856	842,954
Newpark Resources, Inc.*	54,301	518,032
RigNet, Inc.*	59,109	2,425,242
		3,786,228
Oil, Gas & Consumable Fuels - 1.8%
Evolution Petroleum Corp.	259,565	1,928,568
Total Energy		5,714,796
	Shares	Value
Financials - 2.8%
Capital Markets - 1.8%
Financial Engines, Inc.	18,883	$ 690,174
PennantPark Investment Corp.	70,541	672,256
WisdomTree Investments, Inc.	39,101	612,908
		1,975,338
Commercial Banks - 1.0%
Bank of the Ozarks, Inc.	30,934	1,173,017
Total Financials		3,148,355
Health Care - 16.5%
Biotechnology - 5.0%
Bellicum Pharmaceuticals, Inc. *	10,000	230,400
Chimerix, Inc. *	16,646	670,168
Clovis Oncology, Inc.*	9,183	514,248
Exact Sciences Corp.*	25,103	688,827
Juno Therapeutics, Inc. *	6,206	324,077
Neurocrine Biosciences, Inc.*	25,282	564,800
NPS Pharmaceuticals, Inc.*	15,456	552,861
Repligen Corp.*	36,279	718,324
Synageva BioPharma Corp.*	7,089	657,788
Versartis, Inc.*	26,139	586,821
		5,508,314
Health Care Equipment & Supplies - 5.6%
DexCom, Inc.*	10,899	599,990
Endologix, Inc.*	72,788	1,112,928
Insulet Corp.*	14,954	688,781
LDR Holding Corp. *	17,661	578,928
Merit Medical Systems, Inc.*	51,014	884,073
Nevro Corp. *	16,328	631,404
Novadaq Technologies, Inc.*	27,837	462,651
Quidel Corp.*	20,374	589,216
Spectranetics Corp. (The)*	18,651	644,951
		6,192,922
Health Care Providers & Services - 1.4%
National Research Corp. Class A	67,230	940,548
Trupanion, Inc. *	86,623	600,297
		1,540,845
Health Care Technology - 1.3%
Castlight Health Inc. Class B*	17,789	208,131
Computer Programs & Systems, Inc.	9,869	599,542
Medidata Solutions, Inc.*	11,914	568,894
		1,376,567
Life Sciences Tools & Services - 0.7%
Fluidigm Corp.*	22,141	746,816
Pharmaceuticals - 2.5%
Prestige Brands Holdings, Inc.*	66,759	2,317,872
Revance Therapeutics, Inc.*	29,034	491,836
		2,809,708
Total Health Care		18,175,172
The accompanying notes are an integral part of the financial statements.

Meridian Funds	26	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2014 (Unaudited)
	Shares	Value
Industrials - 24.7%
Aerospace & Defense - 2.0%
HEICO Corp. Class A	47,848	$ 2,266,081
Air Freight & Logistics - 1.0%
Park-Ohio Holdings Corp.	16,845	1,061,740
Commercial Services & Supplies - 6.5%
Clean Harbors, Inc.*	41,437	1,991,048
Heritage-Crystal Clean, Inc.*	194,845	2,402,439
Ritchie Bros. Auctioneers, Inc. (Canada)	43,347	1,165,601
SP Plus Corp.*	63,556	1,603,518
		7,162,606
Electrical Equipment - 1.7%
Polypore International, Inc.*	14,364	675,826
Power Solutions International, Inc.*	24,231	1,250,562
		1,926,388
Industrial Conglomerates - 0.5%
Raven Industries, Inc.	21,474	536,850
Machinery - 4.1%
Kennametal, Inc.	17,508	626,611
Luxfer Holdings Plc ADR (United Kingdom)	48,496	724,045
Proto Labs, Inc.*	16,361	1,098,805
Tennant Co.	20,659	1,490,960
voxeljet AG ADR (Germany)*	77,449	628,886
		4,569,307
Professional Services - 4.8%
Advisory Board Co. (The)*	19,879	973,674
Corporate Executive Board Co. (The)	29,393	2,131,874
TriNet Group, Inc.*	47,433	1,483,704
TrueBlue, Inc.*	29,445	655,151
		5,244,403
Road & Rail - 2.6%
Heartland Express, Inc.	42,068	1,136,257
Roadrunner Transportation Systems, Inc.*	62,306	1,454,845
Saia, Inc.*	5,498	304,369
		2,895,471
Trading Companies & Distributors - 1.5%
Titan Machinery, Inc.*	65,531	913,502
WESCO International, Inc.*	9,221	702,733
		1,616,235
Total Industrials		27,279,081
	Shares	Value
Information Technology - 17.6%
Electronic Equipment & Instruments - 1.2%
DTS, Inc.*	16,814	$ 517,031
Mesa Laboratories, Inc.	10,195	788,175
		1,305,206
Internet Software & Services - 6.3%
Carbonite, Inc.*	69,327	989,296
ChannelAdvisor Corp.*	45,817	988,731
Dealertrack Technologies, Inc.*	4,817	213,441
LivePerson, Inc.*	63,331	892,967
New Relic Inc. *	6,025	209,911
Q2 Holdings, Inc.*	42,810	806,541
Reis, Inc.	9,322	243,957
SciQuest, Inc.*	34,234	494,681
SPS Commerce, Inc.*	14,540	823,400
VistaPrint, N.V. (Netherlands)*	17,588	1,316,286
		6,979,211
IT Services - 1.9%
Cass Information Systems, Inc.	16,259	865,791
Euronet Worldwide, Inc.*	23,082	1,267,202
		2,132,993
Software - 7.2%
Advent Software, Inc.	36,627	1,122,251
Blackbaud, Inc.	8,436	364,941
Callidus Software, Inc.*	53,187	868,544
Exa Corp.*	68,641	808,591
HubSpot Inc. *	16,727	562,195
RealPage, Inc.*	20,600	452,376
SolarWinds, Inc.*	46,202	2,302,246
SS&C Technologies Holdings, Inc.	24,915	1,457,278
		7,938,422
Technology Hardware, Storage & Peripherals - 1.0%
Stratasys Ltd.*	12,845	1,067,548
Total Information Technology		19,423,380
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2014 (Unaudited)
	Shares	Value
Materials - 1.4%
Chemicals - 1.4%
Balchem Corp.	12,884	$ 858,590
Landec Corp.*	49,279	680,543
Total Materials		1,539,133
Total Investments - 89.0% (Cost $91,165,691)		98,166,308
Cash and Other Assets, Less Liabilities - 11.0%		12,100,066
Net Assets - 100.0%		$110,266,374
ADR—American Depository Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

*	Non-income producing securities
The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Fund, Inc.
Statement of Assets and Liabilities
December 31, 2014 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1]	$1,902,057,717	$640,367,650	$7,574,771	$ 98,166,308
Cash	185,528,105	58,015,992	69,120	23,132,207
Receivables and other assets:
Fund shares purchased	1,162,935	13,492	—	1,694,896
Investments sold	—	2,687,826	—	—
Dividends and Interest	242,331	413,734	55,037	40,231
Prepaid expenses	103,753	59,694	26,945	53,385
Total Assets	2,089,094,841	701,558,388	7,725,873	123,087,027

Liabilities
Payables and other accrued expenses:
Call options written[2]	—	—	26,760	—
Fund shares sold	1,898,874	271,261	67,909	20,147
Investments purchased	—	9,122,489	—	12,667,937
Investment advisory fees	1,339,939	594,063	15,308	91,068
Distribution fees	331	—	214	31
Service plan fees	8,930	355	156	7,404
Professional fees	112,622	63,728	35,080	26,481
Directors' fees	17,352	7,205	263	—
Transfer agent fees	60,502	47,266	1,673	—
Other	110,228	66,341	6,262	7,585
Total liabilities	3,548,778	10,172,708	153,625	12,820,653
Net Assets	$2,085,546,063	$691,385,680	$7,572,248	$110,266,374

Net Assets Consist of
Paid in capital	$1,777,094,871	$538,479,551	$5,332,141	$103,229,541
Accumulated net realized gain on investments, written options, and foreign currency transactions	51,586,769	17,849,444	1,535,092	223,589
Net unrealized appreciation on investments and foreign currency translations	259,441,717	135,460,340	681,917	7,000,617
Net unrealized appreciation on written options	—	—	2,880	—
Undistributed (distributions in excess of) net investment income	(2,577,294)	(403,655)	20,218	(187,373)
Net Assets	$2,085,546,063	$691,385,680	$7,572,248	$110,266,374
[1] Investments at cost	1,642,616,000	504,907,310	6,892,854	91,165,691

[2]	Written options, premium received of $—, $—, $29,640, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Fund, Inc.
Statement of Assets and Liabilities (continued)
December 31, 2014 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$2,049,507,843	$689,553,154	$7,411,347	$35,221,033
Shares outstanding[3]	56,346,118	17,774,303	614,971	2,872,871
Net Asset value per share (offering and redemption price)	$ 36.37	$ 38.79	$ 12.05	$ 12.26
Investor Class
Net Assets	$ 29,872,114	$ 938,290	$ 45,681	$50,049,396
Shares outstanding[3]	824,257	24,182	3,784	4,083,854
Net Asset value per share (offering and redemption price)	$ 36.24	$ 38.80	$ 12.07	$ 12.26
Advisor Class
Net Assets	$ 6,165,108	$ 894,236	$ 115,220	$24,994,943
Shares outstanding[3]	170,888	23,116	9,558	2,046,172
Net Asset value per share (offering and redemption price)	$ 36.08	$ 38.68	$ 12.05	$ 12.22
Institutional Class
Net Assets	$ 998	$ —	$ —	$ 1,002
Shares outstanding[3]	27	—	—	82
Net Asset value per share (offering and redemption price)	$ 36.38[4]	$ —	$ —	$ 12.26[4]

[3]	500,000,000 shares authorized, $0.01 par value.
[4]	Calculated NAV may not equal actual NAV shown due to rounding of the net assets and shares
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 6,143,375	$ 4,863,717	$ 402,574	$ 176,799
Foreign taxes withheld	(45,487)	(43,337)	(847)	(2,098)
Interest Income	—	—	5,593	—
Total investment income	6,097,888	4,820,380	407,320	174,701

Expenses
Investment advisory fees	7,751,454	3,642,337	148,171	267,377
Custodian fees	95,222	38,438	3,447	7,347
Distribution and service plan fees:
Advisor Class	11,798	996	388	20,667
Investor Class	27,059	307	57	4,555
Directors' fees	139,630	51,244	2,284	1,435
Pricing fees	99,367	43,208	11,357	10,549
Audit and tax fees	23,926	21,839	18,375	14,713
Legal fees	83,161	29,429	1,260	41
Registration and filing fees	34,702	28,089	32,863	38,404
Shareholder communications	116,698	58,971	1,537	1,664
Transfer agent fees	242,066	158,851	5,752	7,238
Recoupment of investment advisory fees previously waived	—	—	—	2,281
Miscellaneous expenses	51,639	20,124	3,073	4,119
Total expenses	8,676,722	4,093,833	228,564	380,390
Less waivers and/or reimbursements (Note 5)	(1,540)	(7,476)	(27,094)	(18,316)
Net expenses	8,675,182	4,086,357	201,470	362,074
Net investment income (loss)	(2,577,294)	734,023	205,850	(187,373)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	123,529,383	37,834,681	7,582,960	1,483,408
Net realized loss on written options	—	—	(23,267)	—
Net change in unrealized appreciation(depreciation) on investments and foreign currency translations	35,194,360	(22,360,850)	(7,373,182)	6,115,875
Net change in unrealized appreciation on written options	—	—	2,880	—
Total realized and unrealized gain	158,723,743	15,473,831	189,391	7,599,283
Net Increase in net assets resulting from operations	$156,146,449	$ 16,207,854	$ 395,241	$7,411,910

The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
Operations
Net investment income/(loss)	$ (2,577,294)	$ (5,858,482)	$ 734,023	$ 109,511
Net realized gain on investments, written options, and foreign currency transactions	123,529,383	556,304,765	37,834,681	157,634,506
Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	35,194,360	(212,344,132)	(22,360,850)	(1,572,341)
Net increase in net assets resulting from operations and foreign currency translations	156,146,449	338,102,151	16,207,854	156,171,676

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	(1,246)	(1,287,678)	(3,275,946)
Advisor Class	—	—	—	(51)
Investor Class	—	—	—	(41)
Institutional Class	—		—	—
Net Realized Gains:
Legacy Class	(219,516,396)	(598,507,009)	(115,863,711)	(2,568,833)
Advisor Class	(595,614)	—	(155,510)	—
Investor Class	(3,083,406)	—	(174,302)	—
Institutional Class	—		—	—
Decrease in net assets from distributions	(223,195,416)	(598,508,255)	(117,481,201)	(5,844,871)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	107,745,463	192,310,546	25,751,165	(87,941,564)
Total increase (decrease) in net assets	40,696,496	(68,095,558)	(75,522,182)	62,385,241

Net Assets
Beginning of Period	2,044,849,567	2,112,945,125	766,907,862	704,522,621
End of Period*	$2,085,546,063	$2,044,849,567	$ 691,385,680	$766,907,862
* Includes accumulated undistributed (distributions in excess of) net investment income	$ (2,577,294)	$ —	$ (403,655)	$ 150,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	For the Period December 16, 2013 to June 30, 2014
Operations
Net investment income/(loss)	$ 205,850	$ 553,968	$ (187,373)	$ (49,643)
Net realized gain on investments, written options, and foreign currency transactions	7,559,693	2,242,362	1,483,408	1,120,438
Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	(7,370,302)	2,899,378	6,115,875	884,741
Net increase in net assets resulting from operations and foreign currency translations	395,241	5,695,708	7,411,910	1,955,536

Distributions to Shareholders From:
Net Investment income:
Legacy Class	(664,498)	(500,908)	—	—
Advisor Class	(2,071)	(145)	—	—
Investor Class	(876)	(148)	—	—
Institutional Class	—	—	—
Net Realized Gains:
Legacy Class	(5,535,693)	—	(836,030)	—
Advisor Class	(19,039)	—	(556,328)	—
Investor Class	(7,536)	—	(939,505)	—
Institutional Class	—	—	—
Decrease in net assets from distributions	(6,229,713)	(501,201)	(2,331,863)	—

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(20,300,580)	(184,365)	86,688,878	16,541,912
Total increase (decrease) in net assets	(26,135,052)	5,010,142	91,768,925	18,497,448

Net Assets
Beginning of Period	33,707,300	28,697,158	18,497,448	—
End of Period*	$ 7,572,248	$33,707,300	$110,266,373	$18,497,448
* Includes accumulated undistributed (distributions in excess of) net investment income	$ 20,218	$ 481,813	$ (187,373)	$ —

The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2014 (Unaudited)	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$ 37.86	$ 44.31	$ 45.06	$ 47.61	$ 33.94	$ 27.89
Income (loss) from investment operations
Net investment income (loss)[1]	(0.05)	(0.11)	0.05	0.10	0.08	0.08
Net realized and unrealized gain	2.84	6.89	6.23	0.69	13.67	6.11
Net increase from investment operations	2.79	6.78	6.28	0.79	13.75	6.19
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.15)	(0.07)	(0.07)	(0.12)
Distributions from net realized capital gains	(4.28)	(13.23)	(6.88)	(3.27)	(0.01)	0.00
Distributions from paid in capital	0.00	0.00	0.00	0.00	0.00	(0.02)
Total distributions to shareholders	(4.28)	(13.23)	(7.03)	(3.34)	(0.08)	(0.14)
Net asset value, end of period	$ 36.37	$ 37.86	$ 44.31	$ 45.06	$ 47.61	$ 33.94
Total return	7.62% [2]	17.31%	15.54%	2.45%	40.51%	22.18%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	(0.25%) [3]	(0.27%)	0.11%	0.22%	0.18%	0.24%
Ratio of expenses to average net assets:	0.84% [3]	0.86%	0.87%	0.85%	0.81%	0.84%

Supplemental Data
Net Assets, End of Period (000's)	$2,049,508	$2,021,197	$2,112,945	$2,484,084	$2,615,082	$1,438,266
Portfolio Turnover Rate	25% [2]	96%	37%	25%	26%	37%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Not Annualized.
[3]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For The Six Months Ended December 31,2014 (Unaudited)	For The Period Ended June 30,2014	For The Six Months Ended December 31,2014 (Unaudited)	For The Period Ended June 30,2014
	Investor Class	Investor Class[1]	Advisor Class	Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.78	$ 35.67	$ 37.72	$ 35.67
Income (loss) from investment operations
Net investment income (loss)[2]	(0.10)	(0.16)	(0.18)	(0.21)
Net realized and unrealized gain	2.84	2.27	2.82	2.26
Net increase from investment operations	2.74	2.11	2.64	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(4.28)	0.00	(4.28)	0.00
Total distributions to shareholders	(4.28)	0.00	(4.28)	0.00
Net asset value, end of period	$ 36.24	$ 37.78	$ 36.08	$ 37.72
Total return	7.50% [3]	5.92% [3]	7.25% [3]	5.75% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets after fees waived	(0.53)% [4]	(0.70)% [4]	(0.95)% [4]	(0.93)% [4]
Ratio of expenses to average net assets:
Before fees waived	1.14% [4]	1.30% [4]	1.62% [4]	2.00% [4]
After fees waived[5]	1.14% [4]	1.30% [4]	1.55% [4]	1.55% [4]

Supplemental Data
Net Assets, End of Period (000's)	$29,872	$18,749	$ 6,165	$ 4,904
Portfolio Turnover Rate	25% [3]	96% [3]	25% [3]	96% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Institutional Class	For the Period Ended December 31, 2014 (Unaudited)[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 36.44
Income (loss) from investment operations:
Net investment income[2]	0.00
Net realized and unrealized loss	(0.06)
Net decrease from investment operations	(0.06)
Less distributions to shareholders:
Distributions from net investment income	—
Distributions from net realized capital gains	—
Total distributions to shareholders	—
Net asset value, end of period	$ 36.38
Total return	(0.17)% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets after fees waived	(0.25%) [4]
Ratio of expenses to average net assets
Before fees waived	0.44% [4]
After fees waived[5]	0.44% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1
Portfolio Turnover Rate	25% [3]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2014 (Unaudited)	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$ 45.52	$ 37.20	$ 30.60	$ 29.59	$ 22.80	$ 20.53
Income from investment operations
Net investment income[1]	0.05	0.01	0.14	0.09	0.10	0.07
Net realized and unrealized gain	0.96	8.63	6.57	1.05 [2]	6.77	2.45
Net increase from investment operations	1.01	8.64	6.71	1.14	6.87	2.52
Less distributions to shareholders:
Distributions from net investment income	(0.09)	(0.18)	(0.11)	(0.13)	(0.08)	(0.25)
Distributions from net realized capital gains	(7.65)	(0.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(7.74)	(0.32)	(0.11)	(0.13)	(0.08)	(0.25)
Net asset value, end of period	$ 38.79	$ 45.52	$ 37.20	$ 30.60	$ 29.59	$ 22.80
Total return	2.48% [3]	23.31%	21.98%	3.89% [2]	30.13%	12.20%

Ratios to Average Net Assets
Ratio of net investment income to average net assets[4]	0.20% [5]	0.01%	0.41%	0.31%	0.37%	0.27%
Ratio of expenses to average net assets:	1.12% [5]	1.13%	1.16%	1.14%	1.09%	1.09%

Supplemental Data
Net Assets, End of Period (000's)	$689,553	$764,882	$704,523	$688,467	$869,312	$802,936
Portfolio Turnover Rate	35% [3]	67%	55%	20%	38%	45%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized gains on investments per share would have been $0.99, and the total return would have been 3.69%.
[3]	Not Annualized.
[4]	See Note 5 to Financial Statements.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For The Six Months Ended December 31,2014 (Unaudited)	For The Period Ended June 30,2014	For The Six Months Ended December 31,2014 (Unaudited)	For The Period Ended June 30,2014
	Investor Class	Investor Class[1]	Advisor Class	Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 45.47	$ 42.64	$ 45.41	$ 42.64
Income (loss) from investment operations
Net investment income (loss)[2]	0.00 [3]	(0.02)	(0.06)	(0.08)
Net realized and unrealized gain	0.98	3.03	0.98	3.02
Net increase from investment operations	0.98	3.01	0.92	2.94
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.18)	0.00	(0.17)
Distributions from net realized capital gains	(7.65)	0.00	(7.65)	0.00
Total distributions to shareholders	(7.65)	(0.18)	(7.65)	(0.17)
Net asset value, end of period	$ 38.80	$ 45.47	$ 38.68	$ 45.41
Total return	2.44% [4]	7.08% [4]	2.31% [4]	6.91% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets after fees waived	(0.00)% [3,5]	(0.09)% [5]	(0.27)% [5]	(0.30)% [5]
Ratio of expenses to average net assets:
Before fees waived	1.90% [5]	3.51% [5]	2.84% [5]	7.46% [5]
After fees waived[6]	1.35% [5]	1.35% [5]	1.60% [5]	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 938	$ 1,564	$ 894	$ 462
Portfolio Turnover Rate	35% [4]	67% [4]	35% [4]	67% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2014 (Unaudited)	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$ 14.59	$ 12.35	$ 10.71	$ 10.61	$ 8.51	$ 6.88
Income from investment operations
Net investment income[1]	0.09	0.24	0.24	0.22	0.20	0.19
Net realized and unrealized gain	0.04	2.22	1.68	0.09	2.11	1.63
Net increase from investment operations	0.13	2.46	1.92	0.31	2.31	1.82
Less distributions to shareholders:
Distributions from net investment income	(0.25)	(0.22)	(0.28)	(0.21)	(0.21)	(0.19)
Distributions from net realized capital gains	(2.42)	0.00	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.67)	(0.22)	(0.28)	(0.21)	(0.21)	(0.19)
Net asset value, end of period	$ 12.05	$ 14.59	$ 12.35	$ 10.71	$ 10.61	$ 8.51
Total return	0.61% [2]	20.04%	18.28%	3.09%	27.30%	26.44%

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived	1.28% [3]	1.75%	2.08%	2.17%	2.04%	2.27%
Ratio of expenses to average net assets:
Before fees waived	1.36% [3]	1.37%	1.53%	1.41%	1.25%	1.30%
After fees waived[4]	1.25% [3]	1.25%	1.25%	1.25%	1.25% [5]	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$ 7,411	$ 33,649	$ 28,697	$30,744	$ 35,644	$ 24,937
Portfolio Turnover Rate	113% [2]	35%	44%	31%	29%	63%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Not Annualized.
[3]	Annualized.
[4]	See Note 5 to Financial Statements.
[5]	Includes fees waived, which were less than 0.01%.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For The Six Months Ended December 31,2014 (Unaudited)	For The Period Ended June 30,2014	For The Six Months Ended December 31,2014 (Unaudited)	For The Period Ended June 30,2014
	Investor Class	Investor Class[1]	Advisor Class	Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.60	$ 13.87	$ 14.58	$ 13.87
Income from investment operations
Net investment income[2]	0.09	0.15	0.07	0.13
Net realized and unrealized gain	0.04	0.79	0.04	0.78
Net increase from investment operations	0.13	0.94	0.11	0.91
Less distributions to shareholders:
Distributions from net investment income	(0.24)	(0.21)	(0.22)	(0.20)
Distributions from net realized capital gains	(2.42)	0.00	(2.42)	0.00
Total distributions to shareholders	(2.66)	(0.21)	(2.64)	(0.20)
Net asset value, end of period	$ 12.07	$ 14.60	$ 12.05	$ 14.58
Total return	0.60% [3]	6.87% [3]	0.49% [3]	6.69% [3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived	1.22% [4]	1.72% [4]	1.02% [4]	1.55% [4]
Ratio of expenses to average net assets:
Before fees waived	21.05% [4]	39.23% [4]	7.73% [4]	132.38% [4]
After fees waived[5]	1.35% [4]	1.35% [4]	1.60% [4]	1.60% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 46	$ 45	$ 115	$ 13
Portfolio Turnover Rate	113% [3]	35% [3]	113% [3]	35% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,2014 (Unaudited)	For the Period Ended June 30,2014	For the Six Months Ended December 31,2014 (Unaudited)	For the Period Ended June 30,2014
	Legacy Class	Legacy Class[1]	Investor Class	Investor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.65	$ 10.00	$ 11.65	$ 10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain	0.94	1.69	0.95	1.69
Net increase from investment operations	0.91	1.65	0.91	1.65
Less distributions to shareholders:
Distributions from net realized capital gains	(0.30)	0.00	(0.30)	0.00
Total distributions to shareholders	(0.30)	0.00	(0.30)	0.00
Net asset value, end of period	$ 12.26	$ 11.65	$ 12.26	$ 11.65
Total return	7.89% [3]	16.50% [3]	7.89% [3]	16.50% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net asset after fees waived	(0.56)% [4]	(0.61)% [4]	(0.66)% [4]	(0.70)% [4]
Ratio of expenses to average net assets:
Before fees waived	1.29% [4]	2.35% [4]	1.32% [4]	3.63% [4]
After fees waived[5]	1.20% [4]	1.20% [4]	1.35% [4]	1.35% [4]

Supplemental Data
Net Assets, End of Period (000's)	$35,221	$ 9,839	$50,049	$ 2,135
Portfolio Turnover Rate	26% [3]	78% [3]	26% [3]	78% [3]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	Six Months Ended December 31, 2014 (Unaudited)	For Period Ended June 30, 2014	For Period Ended December 31, 2014 (Unaudited)
	Advisor Class	Advisor Class[1]	Institutional Class[2]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.63	$ 10.00	$ 12.23
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.06)	(0.06)	0.00
Net realized and unrealized gain	0.95	1.69	0.03
Net increase from investment operations	0.89	1.63	0.03
Less distributions to shareholders:
Distributions from net realized capital gains	(0.30)	—	—
Total Distributions to shareholders	(0.30)	—	—
Net asset value, end of period	$ 12.22	$ 11.63	$ 12.26
Total return	7.73% [4]	16.30% [4]	0.25% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets after fees waived	(0.97)% [5]	(1.01)% [5]	(0.34)% [5]
Ratio of expenses to average net assets:
Before fees waived	1.73% [5]	2.99% [5]	0.98% [5]
After fees waived[6]	1.60% [5]	1.60% [5]	0.98% [5]

Supplemental Data
Net Assets, End of Period (000's)	$24,995	$ 6,524	$ 1
Portfolio Turnover Rate	26% [4]	78% [4]	26% [4]

[1]	Commenced operations on December 16, 2013.
[2]	Commenced operations on December 24, 2014.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
December 31, 2014 (Unaudited)

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”), each a “Fund” and collectively, the “Funds”. The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland Corporation. Each fund is no load and diversified.
The Meridian Funds offer four share classes: Legacy Class Shares, Investor Class Shares, Advisor Class Shares and Institutional Class Shares. As of December 31, 2014, Institutional Class Shares of the Meridian Equity Income Fund and Meridian Contrarian Fund are not currently being offered for sale. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Advisor Class and Investor Class Shares are available for purchase through financial intermediary platforms. All Classes are sold without a sales charge and have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class and Advisor Class Shares are subject to shareholder servicing and sub-transfer agent fees. Advisor Class Shares are also subject to certain expenses related to the distribution of these shares.
The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.
The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following is a summary of significant accounting policies for all of the Funds:
a.	Investment Valuations: The Funds calculate the net asset value of the Funds’ shares as of the close of business of the New York Stock Exchange (NYSE), which is usually 4:00 p.m. Eastern time, on each day the exchange is open for trading.
Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by Arrowpoint Asset Management, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”).

Meridian Funds	43	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

b.	Fair Value Measurements: As described in Note 1.a. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2014 is as follows:

Valuation Inputs	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Level 1 - Quoted Prices*	$1,902,057,717	$640,367,650	$7,574,771	$98,166,308
Level 2 - Other Significant Observable Inputs	—	—	—	—
Level 3 - Significant Unobservable Inputs	—	—	—	—
Total Market Value of Investments	$1,902,057,717	$640,367,650	$7,574,771	$98,166,308
Call Options Written (Level 1)	$ —	$ —	$ (26,760)	$ —

*	Level 1 investments are comprised of common stock with industry classifications as defined on the Schedule of Investments.
During the six months ended December 31, 2014 there were no reportable transfers between levels.
c.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
d.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
e.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
f.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

g.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.
h.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

2.	Capital Shares Transactions: Transactions in capital shares were as follows:

	Six Months Ended December 31, 2014[1]		Year Ended June 30, 2014[2]
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	4,350,846	$ 160,262,182	10,014,988	$ 393,045,340
Shares issued from reinvestment of distributions	6,062,592	215,888,912	16,379,845	581,156,891
Redemption fees	—	15,167	—	57,692
Shares redeemed	(7,455,272)	(282,304,561)	(20,688,964)	(804,765,033)
Net increase	2,958,166	$ 93,861,700	5,705,869	$ 169,494,890
Investor Class
Shares sold	442,174	$ 16,016,833	544,259	$ 20,321,746
Shares issued from reinvestment of distributions	83,780	2,973,367	—	—
Redemption fees	—	6,458	—	3,821
Shares redeemed	(177,997)	(6,618,463)	(47,960)	(2,225,053)
Net increase	347,957	$ 12,378,195	496,299	$ 18,100,514
Advisor Class
Shares sold	66,975	$ 2,496,813	146,597	$ 5,320,397
Shares issued from reinvestment of distributions	15,188	536,592	—	—
Redemption fees	—	—	—	1,301
Shares redeemed	(41,295)	(1,528,837)	(16,577)	(606,556)
Net increase	40,868	$ 1,504,568	130,020	$ 4,715,142
Institutional Class
Shares sold	27	$ 1,000
Shares issued from reinvestment of distributions	—	—
Redemption fees	—	—
Shares redeemed	—	—
Net increase	27	$ 1,000

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

	Six Months Ended December 31, 2014[1]		Year Ended June 30, 2014[2]
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	51,907	$ 2,272,971	241,010	$ 10,132,026
Shares issued from reinvestment of distributions	2,985,880	113,941,163	134,284	5,700,050
Redemption fees	—	5,016	—	10,129
Shares redeemed	(2,066,385)	(90,549,545)	(2,512,845)	(105,721,357)
Net increase/(decrease)	971,402	$ 25,669,605	(2,137,551)	$ (89,879,152)
Investor Class
Shares sold	1,662	$ 73,384	34,399	$ 1,500,479
Shares issued from reinvestment of distributions	3,731	142,308	1	54
Redemption fees	—	139	—	—
Shares redeemed	(15,611)	(690,573)	—	—
Net increase/(decrease)	(10,218)	$ (474,742)	34,400	$ 1,500,533
Advisor Class
Shares sold	12,277	$ 545,199	10,182	$ 438,766
Shares issued from reinvestment of distributions	2,821	107,325	1	39
Redemption fees	—	—	—	—
Shares redeemed	(2,147)	(96,222)	(18)	(1,750)
Net increase	12,951	$ 556,302	10,165	$ 437,055

Equity Income Fund:
Legacy Class
Shares sold	6,669	$ 93,573	53,466	$ 735,117
Shares issued from reinvestment of distributions	490,554	6,112,915	36,708	494,457
Redemption fees	—	198	—	542
Shares redeemed	(2,187,924)	(26,637,485)	(107,442)	(1,469,985)
Net decrease	(1,690,701)	$(20,430,799)	(17,268)	$ (239,869)
Investor Class
Shares sold	—	$ —	3,098	$ 43,105
Shares issued from reinvestment of distributions	675	8,412	11	148
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	675	$ 8,412	3,109	$ 43,253
Advisor Class
Shares sold	12,817	$ 186,645	885	$ 12,285
Shares issued from reinvestment of distributions	1,696	21,110	11	145
Redemption fees	—	—	—	2
Shares redeemed	(5,838)	(85,948)	(13)	(181)
Net increase	8,675	$ 121,807	883	$ 12,251

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

	Six Months Ended December 31, 2014[1]		Period Ended June 30, 2014[2]
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	1,990,672	$22,994,962	844,877	$8,575,976
Shares issued from reinvestment of distributions	70,018	835,314	—	—
Redemption fees	—	790	—	—
Shares redeemed	(32,357)	(371,011)	(339)	(3,739)
Net increase	2,028,333	$23,460,055	844,538	$8,572,237
Investor Class
Shares sold	3,948,862	$46,347,931	183,546	$1,977,647
Shares issued from reinvestment of distributions	65,822	784,601	—	—
Redemption fees	—	9,892	—	—
Shares redeemed	(114,135)	(1,363,134)	(241)	(2,514)
Net increase	3,900,549	$45,779,290	183,305	$1,975,133
Advisor Class
Shares sold	1,613,403	$18,961,119	606,032	$6,471,230
Shares issued from reinvestment of distributions	45,993	546,859	—	—
Redemption fees	—	654	—	588
Shares redeemed	(174,157)	(2,060,099)	(45,099)	(477,276)
Net increase	1,485,239	$17,448,533	560,933	$5,994,542
Institutional Class
Shares sold	82	$ 1,000
Shares issued from reinvestment of distributions	—	—
Redemption fees	—	—
Shares redeemed	—	—
Net increase	82	$ 1,000

[1]	For the six month period ending December 31, 2014 for Legacy, Investor, and Advisor Class Shares of all Funds. For the period from December 24, 2014 for the Institutional Class Shares for the Growth and Small Cap Growth Funds.
[2]	For the twelve month period ending June 30, 2014 for Legacy Class Shares of the Growth, Contrarian, and Equity Income Funds. For the period from November 15, 2013 for Institutional and Advisor Class Shares for the Growth, Contrarian, and Equity Income Funds. For the period from December 16, 2013 for all Classes of Small Cap Growth Fund.
3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2014, were as follows:

	Purchases	Proceeds from Sales
Growth Fund	$462,515,478	$611,060,759
Contrarian Fund	233,973,848	315,770,040
Equity Income Fund	32,178,633	57,874,834
Small Cap Growth Fund	86,391,034	12,442,547
4.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Transactions in options written during the six months ended December 31, 2014, were as follows:

Meridian Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2014	—	$ —
Options written	60	88,919
Options terminated in closing purchase transactions	(40)	(59,279)
Options expired	—	—
Options exercised	—	—
Options outstanding at December 31, 2014	20	$ 29,640
5.	Affiliate Transactions and Fees
Change in Adviser: Prior to September 5, 2013, the Funds, other than Meridian Small Cap Growth Fund, were managed by Aster Investment Management Co., Inc. (the “Previous Investment Adviser”). On May 15, 2013, the Previous Investment Adviser entered into an agreement to sell substantially all of its assets, including its rights with respect to the Investment Management Agreement and Service Agreement between and on behalf of the Funds, and transfer certain liabilities (the “Transaction”) to Arrowpoint AIM LLC, a wholly-owned subsidiary of the Arrowpoint Asset Management, LLC (the “Adviser”). The Transaction was subject to certain conditions to closing, including approval by the Board and by shareholders of the Funds; such approvals were obtained on June 11, 2013 and August 28, 2013 respectively. The Transaction closed on September 5, 2013, resulting in a new Investment Management Agreement and Service Agreement between the Funds and the Adviser (the “Management Agreement”). Please see the Board Consideration of Proposed Management Agreement (unaudited) and Shareholder Meeting Results (unaudited) sections in the June 30, 2013 Annual Report to Shareholders for additional information.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daild Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%

Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Advisor Class shares: Each Fund has entered into and adopted a Distribution Plan for Advisor Class Shares. Under the Distribution Plan, the Funds may pay Destra Capital Investments LLC (the “Distributor”), an affiliate of the Adviser, and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Advisor Class Shares at annual rate of up to 0.25% of the average daily net assets of the Advisor Class Shares.
Shareholder Servicing Plan for Investor and Advisor Class shares: Each Fund has entered into and adopted a Shareholder Services Plan for Investor and Advisor Class Shares. Under the Shareholder Services Plan, Destra Capital Investments LLC may be paid up to 0.25% of the average daily net assets attributable to the Investor and Advisor Class of the Funds, for personal/liaison and related shareholder support services. With respect to the Contrarian and Small Cap Growth Funds, the Board has determined that the Investor and Advisor Class will pay up to 0.05% of the average daily net assets.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2014.
	Expense Limitation	Total Waivers and Reimbursements for the six months ended 12/31/14
Growth Fund
Investor Class	1.30%	$ -
Advisor Class	1.55%	$ 1,540
Institutional Class	0.90%	$ -
Contratian Fund
Investor Class	1.35%	$ 3,375
Advisor Class	1.60%	$ 4,101
Equity Income Fund
Legacy Class	1.25%	$ 17,831
Investor Class	1.35%	$ 4,506
Advisor Class	1.60%	$ 4,757
Small Cap Growth Fund
Legacy Class	1.20%	$ 9,405
Investor Class	1.35%	$ -
Advisor Class	1.60%	$ 8,911
Institutional Class	1.10%	$ -
For a period not to exceed three years from the date on which a waiver or reimbursement of expenses in excess of the expense limitation is made by the Adviser, the Funds will carry forward, and may repay the Adviser such amounts; provided the Funds are able to effect such reimbursement and maintain the expense limitation.
At December 31, 2014, the balance of carried forward recoupable expenses along with the year of expiration for each Fund and Class of shares were as follows:
	Expiration June 30,
	2015	2016	2017	2018
Growth Fund	—	—	$ 7,178	$ 1,540
Contrarian Fund	—	—	16,794	7,476
Equity Income Fund	$52,027	$75,932	54,486	27,094
Small Cap Growth Fund	—	—	87,027	18,316
Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus. For the period ended December 31, 2014, the Adviser recouped $2,281 from the Small Cap Growth Investor Class.
6.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in person Committee meeting.
7.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2014 is as follows:

	2014 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$41,789,505	$556,718,750	$598,508,255
Contrarian Fund	2,833,352	3,011,519	5,844,871
Equity Income Fund	501,201	—	501,201
Small Cap Growth Fund	—	—	—
8.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended December 31, 2014, the Funds did not incur any interest or penalties.
The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2014 is as follows:

	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,642,616,000	$323,686,933	$(64,245,216)	$259,441,717
Contrarian Fund	504,907,310	144,708,323	(9,247,983)	135,460,340
Equity Income Fund	6,892,854	757,395	(75,478)	681,917
Small Cap Growth Fund	91,165,691	9,299,414	(2,298,797)	7,000,617
As of June 30, 2014 the Equity Income Fund had a capital loss carry forward of $356,142 available to offset future realized capital gains through 2018.
Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.
9.	Other Matters: As of April 9, 2010, the Adviser and certain affiliated entities became defendants in a lawsuit brought by another company alleging trademark infringement, unfair competition and related claims. The complaint alleges that the Adviser’s and affiliated entities’ use of their Arrowpoint trademark and the Arrowpoint logo infringes the rights of the plaintiff in various trademarks that it uses. The complaint seeks injunctive relief requiring the Adviser and the affiliated entities to cease use of the Arrowpoint trademark and logo and unspecified monetary damages, which the plaintiff claims to be unable to quantify. The Adviser has responded to the lawsuit in the United States District Court for the District of Delaware by denying the material allegations of the compliant and opposing the plaintiff’s motion for a preliminary injunction, which is now pending before the Court.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

The Adviser believes the complaint to be without legal merit and intends to defend against it vigorously. Any legal costs associated with the compliant will be borne by the Adviser, and not the Meridian Funds. While an outcome regarding the complaint is unknown at this time, the Adviser believes that this complaint should not have a material effect on its operations or impair its ability to perform its duties to the Meridian Funds.
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Meridian Funds	53	www.meridianfund.com

Board Consideration of Management Agreement with Arrowpoint Asset Management, LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between Arrowpoint Asset Management, LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 12, 2014. As detailed below, at the meeting held on August 12, 2014 and at meetings leading up to this meeting, the Directors reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Directors were presented with, and requested, received and evaluated, extensive information and materials about the Adviser. In this connection, the Directors reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Directors also consulted with Independent Counsel, with whom they met separately and who advised on the legal standards for consideration by the Directors and otherwise assisted the Directors in their deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the information presented and reviewed by the Directors. In their deliberations, the Directors did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Directors considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Independent Directors reviewed and analyzed materials and information concerning the background, experience and capabilities of Arrowpoint’s portfolio managers and its other investment and administrative personnel. The Independent Directors considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds. The Independent Directors also considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser including its financial capacity to perform the services required under the Investment Management Agreement. In addition, the Independent Directors considered matters related to the Adviser’s compliance programs and its compliance history, as well as the Adviser’s representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Independent Directors reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. The Independent Directors were satisfied with the Adviser’s capabilities for providing services and overseeing and reviewing services to be rendered by outside providers. The Independent Directors also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Independent Directors considered the fact that the Adviser has greater resources available to it than the Funds’ prior investment adviser, and that the Funds and their shareholders have the potential to benefit from those additional resources.
Investment Advisory Fee Rate and Other Expenses
The Independent Directors reviewed and considered the contractual investment advisory fee rate to be paid by the Funds to the Adviser for investment management services under the Investment Management Agreement. The Independent Directors also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund. The peer group for each Fund was defined by an independent third-party provider of market data. The Independent Directors noted that, with the exception of the Meridian Contrarian Fund, total investment advisory fees and expenses of each Fund were lower than the average and median of their respective peer group. Total investment advisory fees and expenses of the Meridian Contrarian Fund were slightly above the average and median fees and expenses in its peer group.

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Board Consideration of Management Agreement with Arrowpoint Asset Management, LLC (continued)
With respect to other accounts managed by the Adviser, the Independent Directors noted that the Adviser provides sub-advisory services for two fund complexes, but that the services provided by the Adviser for the Funds are much more extensive than are provided under the sub-advisory arrangements. The Independent Directors also noted that the Adviser provides investment management services to a foundation under a small cap growth strategy, and that the investment advisory fee paid by the foundation is equal to the investment management fee paid by the Meridian Small Cap Growth Fund.
The Independent Directors also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain expenses. The Independent Directors concluded that the investment advisory fee rates to be paid by the Funds are reasonable in light of the services covered by the Investment Management Agreement and that the anticipated expense structure of the Funds supported the approval of the Investment Management Agreement.
Fund Performance
The Independent Directors noted that their ability to evaluate Fund performance is limited by the fact that the Adviser has only managed the Funds since September, 2013 (or in the case of the Meridian Small Cap Growth Fund, since its inception in December, 2013). The Independent Directors nevertheless evaluated the performance of each Fund during certain time periods against each Fund’s peer group and certain equity indices. The Independent Directors concluded that Fund performance was satisfactory over the limited period, and they noted that they would continue to monitor and evaluate Fund performance on an ongoing basis.
Cost of Services to be Provided and Profitability
The Independent Directors noted that their ability to evaluate the Adviser’s costs in providing services to the Funds, as well as the profitability of the Adviser’s relationship with the Funds, is limited by the relatively short period of time in which the Adviser has managed the Funds. The Independent Directors nevertheless reviewed profitability projections covering a four-year period of time. The Independent Directors noted that they would discuss with the Adviser the method for allocating certain expenses to each Fund. The Independent Directors also noted that they would continue to monitor and evaluate the Adviser’s cost of services and profitability on an ongoing basis.
Economies of Scale
The Directors received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of economies of scale. The Independent Directors noted that the Adviser reported that it has invested significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders. Those investments have the potential to result in economies of scale for the Adviser over time. However, in the near term the Adviser has reported diseconomies of scale given the significant investments made by it since assuming responsibility for management of the Funds.
Other Benefits to the Adviser
The Independent Directors received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Independent Directors noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds. The Independent Directors also noted that the distributor of the Funds, Destra Capital Investments LLC, is an affiliate of the Adviser, and that distribution and shareholder servicing fees generated by Destra in connection with the Funds may benefit the Adviser. The Independent Directors also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Fund that may lead to other investment management opportunities.
Summary
After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the entire Board, including all of the Independent Directors, approved the Management Agreement.

Meridian Funds	55	www.meridianfund.com

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Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
Arrowpoint Asset Management LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
Destra Capital Investments LLC
One North Wacker Drive, 48th Floor
Chicago, IL 60606
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA
Custodian
The Bank of New York Mellon
2 Hanson Place, 7th Floor
Brooklyn, NY 11217
Counsel
Davis Graham & Stubbs LLP
1550 Seventeenth Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Three Embarcadero Center
San Francisco, CA 94111
Directors and Officers
Directors
James B. Glavin, Chairman
John Emrich
Michael S. Erickson
Edward Keely*
Michael Stolper
Officers
David Corkins, President
Derek Mullins, Treasurer
Richard Grove, Vice President, Secretary & Chief Compliance Officer
Katie Jones, Assistant Treasurer
*Effective February 13, 2015

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	February 26, 2015

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date	February 26, 2015

*	Print the name and title of each signing officer under his or her signature.